Exhibit 10.14

07-0987-000

EIGHTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of April 1, 2017

EIGHTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This EIGHTH Amendment is made and entered into as of the 29th day of July 2016, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008; by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009; by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009; by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011; by Fifth Amendment to the Composite Lease Agreement intended to be effective as of January 1, 2013; by Sixth Amendment to the Composite Lease intended to be effective July 1, 2014; by Seventh Amendment to the Composite Lease intended to be effective April 1, 2016; collectively referred to herein as the “Composite Lease Agreement”); and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the parties (later increased to 27) and showed the differences among the 23 (later 27 leases) by attaching to the Composite Lease Agreement as EXHIBIT “A”, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the parties wish to amend the Composite Lease Agreement to add Parcel 30 (i.e. 3505 Tchulahoma Road, Memphis, TN) effective April 1, 2017 and Parcel 31 (i.e. 3318 Winchester Road, Memphis, TN) effective September 1, 2017.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Eighth Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this Eighth Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of Parcels 30 and 31, as described in the attached survey and legal description and shown on EXHIBIT “B”. As of the Effective Date, the parties incorporate the attached survey and legal description of Parcels 30 and 31 to be part of EXHIBIT “A” to the Composite Lease Agreement and the parties substitute the table attached to this Amendment for the table included as part of EXHIBIT “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective on the earlier of the Parcel 30 “Substantial Completion Date” (as defined in Section 4 below) or April 1, 2018, the annual rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 30’s unimproved ground (i.e., 64,702 square feet) by $0.2077 per square foot, improved ground (i.e. 58,810 square feet) by $.2597 per square feet and the building (i.e. 38,345 square feet) by $2.85 per square feet.

(b) Effective on the earlier of the Parcel 31 Substantial Completion Date or September 1, 2018, the annual rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 31’s unimproved ground (i.e. 164,498 square feet) by $0.2077 per square foot, improved ground (i.e. 196,782 square feet) by $.2597 per square feet and the building (i.e. 113,461 square feet) by $2.85 per square feet.

(c) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Removal of Equipment (a) Prior to April 1, 2017, Authority shall remove from Parcel 30 all items listed on EXHIBIT “C” at Authority’s sole expense.

(b) Prior to September 1, 2017, Authority shall remove from Parcel 31 all items listed on EXHIBIT “C” at Authority’s sole expense.

SECTION 4. Improvements by Tenant (a) Effective April 1, 2017, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s alterations of the improvements located on Parcel 30 making them suitable for Tenant’s use (Tenant’s alteration work on Parcel 30 and Parcel 31 as outlined in Section 4(b) below are both referred to herein as “Tenant’s Work”) all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 30, and the right to do all such other things as may be incidental to Tenant’s Work. Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work. As part of Tenant’s Work on Parcel 30, Tenant shall make all improvements to Parcel 30 as shown on “EXHIBIT D” at no cost to Authority.

(b) Effective September 1, 2017, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s Work all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 31, and the right to do all such other things as may be incidental to Tenant’s Work. Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work.

(c) The Substantial Completion Date shall be defined as that date on which Tenant has secured a certificate of occupancy (the “Certificate of Occupancy”) permitting Tenant’s lawful occupancy of the improvements. The requirement for securing a Certificate of Occupancy may be satisfied by securing a temporary or conditional certificate of occupancy so long as the condition of the improvements in the absence of those items of construction that Tenant must complete as a condition to the issuance of a final, unrestricted certificate of occupancy is adequate for the conduct of Tenant’s business on the premises. Tenant’s Work and related activity during the period before the Substantial Completion Date shall not be considered the commencement of beneficial use of the premises by Tenant. However, the terms and conditions of the Composite Lease, including, without limitation, the commercial liability insurance provisions shall apply to and be effective during such period of occupancy or access to the premises by Tenant, except for Tenant’s obligation to pay rent as provided in Section 2.03. Authority shall provide for a policy of special form property insurance from April 1, 2017 until the Substantial Completion Date of improvements to Parcels 30 and 31 at no cost to Tenant. Tenant’s obligation to provide for builder’s risk coverage covering the premises and improvements on Parcels 30 and 31 shall commence on April 1, 2017 and will be required until the Substantial Completion Date of improvements to Parcels 30 and 31.

(d) All building materials used during renovations must be asbestos-free and Tenant shall provide a Contractor’s Asbestos Free Affidavit within 30 days of the Substantial Completion Date of Parcels 30 and 31.

SECTION 5. Improvements by Authority Prior to September 1, 2017, Authority shall make all improvements to Parcel 31 as shown on “EXHIBIT D” at no cost to Tenant. As part of its work under this Section, Authority shall (i) permanently close all “USTs” and “UST Systems” (as those terms are defined in EXHIBIT “D”) in compliance with all applicable Environmental Laws and (ii) undertake in compliance with the rules and regulations of any Governmental Authority having jurisdiction over the Parcel 31 all required cleanup activities with respect to environmental conditions caused by, arising out of or resulting from the Authority’s “Permanent Closure” (as that term is defined in EXHIBIT D) of the USTs and UST Systems. As provided in Section 8.01 of the Composite Lease, Authority shall provide to Tenant copies of all UST related regulatory submittals made by the Authority in connection with the Permanent Closure of the UST Systems.

SECTION 6. With respect to Permanent Closure of the UST Systems as provided in Section 5, Authority will exonerate, hold harmless, indemnify, pay and protect, defend and save Tenant, its commissioners, officers, employees, agents, successors and assigns from and against any claims (including third party claims whether for bodily injury or real or personal property damage or otherwise), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, response costs, assessments, liabilities (including sums paid in settlement of claims), interest or losses (including reasonable attorneys’ fees and expenses (including such fees and expenses incurred in enforcing this Agreement), reasonable consultant fees, and reasonable expert fees) that may be asserted against or sustained by any indemnified Person by reason of, or in connection with, (i) the release, spill, leak, emission, escape, leach, disposal or discharge by Authority or any of its employees, agents, contractors or other invitees of any Hazardous Substances into the air, soil, groundwater or surface water occurring at, on, about, under or within any part of the Premises or occurring elsewhere in connection with the removal of the UST Systems from the Premises, or (ii) the migration of Hazardous Substances, the presence of which is attributable to a release, spill, leak, emission, escape, leach, disposal or discharge by Authority or any of its employees, agents, contractors or other invitees of any Hazardous Substances into the air, soil, groundwater or surface water occurring at, on, about, near, under or within any part of the Premises or occurring elsewhere in connection with the Permanent Closure of the UST Systems. The indemnification provided in this Section shall specifically apply to and include claims or actions brought by or on behalf of employees of Authority against Tenant or any other Person indemnified hereunder. The indemnification provided herein shall specifically cover costs (including capital, operating and maintenance costs) and response costs incurred in connection with any investigation or monitoring of site conditions, any cleanup, containment, remediation, removal or restoration work required or performed by any Governmental Authority or performed by any other Person in response to an order or other requirement by such Governmental Authority. Authority’s obligation to indemnify and hold harmless Tenant and the other indemnified Persons set forth in this Section shall survive the expiration of the Term and the termination of Tenant’s occupancy, in whole or in part, of the Premises with respect to claims, actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, response costs, assessments, liabilities, interest or losses (including reasonable attorneys’ fees and expenses, reasonable consultant fees, and reasonable expert fees) arising from, or in connection with, releases, spills, leaks, emissions, escapes, leaching, disposals or discharges occurring prior to the expiration of Term or the earlier termination of Tenant’s occupancy of the Premises.

SECTION 7. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 8. Effective Dates of this Eighth Amendment. This Eighth Amendment shall become effective as of April 1, 2017.

EXHIBIT “A”, EXHIBIT “B”, EXHIBIT “C” and EXHIBIT “D”, attached hereto, shall be incorporated herein by reference.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Eighth Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ Donald C. Colvin
Scott A. Brockman, A.A.E. President and Chief Executive Officer		Title:	Vice President
		Date:	07/18/2016

Approved as to Content:

By:	/s/ Forrest B. Artz
Forrest B. Artz
Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

/s/ Brian L. Kuhn
Brian L. Kuhn, General Counsel

APPROVED:

             MSCAA

             FEDEX

EXHIBIT A to the Composite Lease Agreement as amended by the Eighth Amendment effective April 1, 2017.

	FEDEX					EFFECTIVE		2012				2013
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE		EFFECTIVE SEPTEMBER 2012				EFFECTIVE July 1, 2013
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE		RATES		MONTHLY	ANNUAL	ESCALATION (3)		RATES		MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906		$0.1906		$1,588.89	$19,066.67	CPI OR 13%		$0.2077		$1,731.41	$20,776.95

2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies	(1)	Varies	(1)	$28,533.41	$342,400.87	CPI OR 13%		Varies	(1)	$31,092.85	$373,114.23
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	44,344	$0.2077		N/A		N/A	N/A	CPI OR 13%		0.2077	(9)	N/A	N/A

		SUPPLEMENTALS	WEST RAMP
3	07-0960	18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525		$0.1906		$49,423.33	$593,079.92	CPI OR 13%		$0.2077		$53,856.60	$646,279.19
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525		$0.1906		$14,521.86	$174,262.34	CPI OR 13%		$0.2077		$15,824.47	$189,893.67
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	2,744	$0.2077		N/A		N/A	N/A	CPI OR 13%		N/A		N/A	N/A

4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400		$0.2400		$14,621.96	$175,463.52	CPI OR 13%		$0.2615		$15,933.55	$191,202.60

5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007	515,496	$0.1525		$0.1906		$8,187.79	$98,253.48	CPI OR 13%		$0.2077		$8,922.24	$107,066.88
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007		$0.1525						CPI OR 13%

6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A	(6)	N/A	(6)	$125,000.00	$1,500,000.00	15	% (7)	N/A	(6)	$143,750.00	$1,725,000.00

7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A	(6)	N/A	(6)	$2,506.15	$30,073.80	CPI OR 13%		N/A	(6)	$2,730.95	$32,771.42

8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A	(6)	N/A	(6)	$2,340.16	$28,081.92	CPI OR 13%		N/A	(6)	$2,550.07	$30,600.87

9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673		$0.2673		$18,565.28	$222,783.32	CPI OR 13%		$0.2913		$20,230.58	$242,766.99

10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007 (2)	140,617	$0.2673		$0.2673		$3,132.24	$37,586.92	CPI OR 13%		$0.2913		$3,413.21	$40,958.47

11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525		$0.1906		$2,973.63	$35,683.56	CPI OR 13%		$0.2077		$3,240.36	$38,884.38

12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525		$0.1525		$2,384.31	$28,611.75	CPI OR 13%		$0.1662		$2,598.18	$31,178.22

13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220		$0.1220		#REF!	#REF!	CPI OR 13%		$0.1329		$21,025.87	$252,310.49
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$5,523.23	$66,278.76

14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$7,418.52	$89,022.18

15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000		$0.0000		$0.0000	$0.0000	N/A		$0.0000		$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000		$0.0000		$0.0000	$0.0000	N/A		$0.0000		$0.0000	$0.0000

17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$28,781.19	$345,374.26
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906		$0.2383		#REF!	#REF!	CPI OR 13%		$0.2597		$41,294.68	$495,536.18
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$728.14	$8,737.65
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$7,501.45	$90,017.46
		1 & 8 Parcel 12 (INTERNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$3,577.43	$42,929.17
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$1,376.15	$16,513.80
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$48,122.97	$577,475.69
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$2,129.80	$25,557.63
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$131,479.16	$1,577,749.90
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$16,878.65	$202,543.84
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906		$0.2383		#REF!	#REF!	CPI OR 13%		$0.2597		$10,549.58	$126,594.93
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$9,133.05	$109,596.63
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$24,159.36	$289,912.33
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029		$0.1286		#REF!	#REF!	CPI OR 13%		$0.1401		$3,053.32	$36,639.83
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673		$0.3341		#REF!	#REF!	CPI OR 13%		$0.3641		$574.41	$6,892.91

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673		$0.2673		#REF!	#REF!	CPI OR 13%		$0.2913		$13,416.45	$160,997.43
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012 (4)	72,378	$1.2600		$1.2600		$7,599.69	$91,196.28	CPI OR 13%		$1.3730		$8,281.38	$99,376.59
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673		$0.2673		#REF!	#REF!	CPI OR 13%		$0.2913		$10,146.53	$121,758.37

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525		$0.1525		#REF!	#REF!	CPI OR 13%		$0.1662		$1,496.32	$17,955.83

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$31,368.50	$376,422.03
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525		$0.1906		#REF!	#REF!	CPI OR 13%		$0.2077		$8,500.46	$102,005.52

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400		$0.2400		#REF!	#REF!	CPI OR 13%		$0.2615		$5,420.41	$65,044.89

24	07-0982	N/A	SORT FACILITY	9/1/2009 (5)	292,000	$1.2600		$1.2600		$30,660.00	$367,920.00	CPI OR 13%		$1.3730		$33,410.20	$400,922.42

	FEDEX					EFFECTIVE		2014				2015-17
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE		EFFECTIVE July 1, 2014				EFFECTIVE April 1, 2015
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE		RATES		MONTHLY	ANNUAL	RATES		MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906		$0.2077		$1,731.41	$20,776.95	$0.21		$1,731.41	$20,776.95

2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies	(1)	Varies	(1)	$31,092.85	$373,114.23	Varies	(1)	$31,092.85	$373,114.23
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	44,344	$0.2077		$0.2077		$767.52	$9,210.25	$0.21		$767.52	$9,210.25

		SUPPLEMENTALS	WEST RAMP
3	07-0960	18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525		$0.2077		$53,856.60	$646,279.19	$0.21		$53,856.60	$646,279.19
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525		$0.2077		$15,824.47	$189,893.67	$0.21		$15,824.47	$189,893.67
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	2,744	$0.2077		$0.2077		$47.49	$569.92	$0.21		$47.49	$569.92

4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400		$0.2615		$15,933.55	$191,202.60	$0.26		$15,933.55	$191,202.60

5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007	515,496	$0.1525		$0.2077		$8,922.24	$107,066.88	$0.21		$8,922.24	$107,066.88
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007		$0.1525

6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A	(6)	N/A	(6)	$143,750.00	$1,725,000.00	N/A	(6)	$143,750.00	$1,725,000.00

7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A	(6)	N/A	(6)	$2,730.95	$32,771.42	N/A	(6)	$2,730.95	$32,771.42

8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A	(6)	N/A	(6)	$2,550.07	$30,600.87	N/A	(6)	$2,550.07	$30,600.87

9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673		$0.2913		$20,230.58	$242,766.99	$0.29		$20,230.58	$242,766.99

10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007 (2)	140,617	$0.2673		$0.2913		$3,413.21	$40,958.47	$0.29		$3,413.21	$40,958.47

11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525		$0.2077		$3,240.36	$38,884.38	$0.21		$3,240.36	$38,884.38

12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525		$0.1662		$2,598.18	$31,178.22	$0.17		$2,598.18	$31,178.22

13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220		$0.1329		$21,025.87	$252,310.49	$0.13		$21,025.87	$252,310.49
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525		$0.2077		$5,523.23	$66,278.76	$0.21		$5,523.23	$66,278.76

14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525		$0.2077		$7,418.52	$89,022.18	$0.21		$7,418.52	$89,022.18

15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000		$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000		$0.0000		$0.0000	$0.0000	$0.0000		$0.0000	$0.0000

17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525		$0.2077		$28,781.19	$345,374.26	$0.21		$28,781.19	$345,374.26
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906		$0.2597		$41,294.68	$495,536.18	$0.26		$41,294.68	$495,536.18
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673		$0.3641		$728.14	$8,737.65	$0.36		$728.14	$8,737.65
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673		$0.3641		$7,501.45	$90,017.46	$0.36		$7,501.45	$90,017.46
		1 & 8 Parcel 12 (INTERNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673		$0.3641		$3,577.43	$42,929.17	$0.36		$3,577.43	$42,929.17
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673		$0.3641		$1,376.15	$16,513.80	$0.36		$1,376.15	$16,513.80
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673		$0.3641		$48,122.97	$577,475.69	$0.36		$48,122.97	$577,475.69
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673		$0.3641		$2,129.80	$25,557.63	$0.36		$2,129.80	$25,557.63
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673		$0.3641		$131,479.16	$1,577,749.90	$0.36		$131,479.16	$1,577,749.90
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673		$0.3641		$16,880.10	$202,561.21	$0.30		$14,099.88	$169,198.54
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906		$0.2597		$10,549.58	$126,594.93	$0.26		$10,549.58	$126,594.93
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525		$0.2077		$9,133.05	$109,596.63	$0.21		$9,133.05	$109,596.63
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673		$0.3641		$24,159.36	$289,912.33	$0.36		$24,159.36	$289,912.33
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029		$0.1401		$3,053.32	$36,639.83	$0.14		$3,053.32	$36,639.83
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673		$0.3641		$574.41	$6,892.91	$0.36		$574.41	$6,892.91

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673		$0.2913		$13,416.45	$160,997.43	$0.29		$13,416.45	$160,997.43
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012 (4)	72,378	$1.2600		$1.3730		$8,281.38	$99,376.59	$1.37		$8,281.38	$99,376.59
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673		$0.2913		$10,146.53	$121,758.37	$0.29		$10,146.53	$121,758.37

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525		$0.1662		$1,496.32	$17,955.83	$0.17		$1,496.32	$17,955.83

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525		$0.2077		$31,368.50	$376,422.03	$0.21		$31,368.50	$376,422.03
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525		$0.2077		$8,500.46	$102,005.52	$0.21		$8,500.46	$102,005.52

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400		$0.2615		$5,420.41	$65,044.89	$0.26		$5,420.41	$65,044.89

24	07-0982	N/A	SORT FACILITY	9/1/2009 (5)	292,000	$1.2600		$1.3730		$33,410.20	$400,922.42	$1.37		$33,410.20	$400,922.42

Exhibit A

April 1, 2017

Eighth Amendment to Composite Lease Agreement

EXHIBIT A to the Composite Lease Agreement as amended by the Eighth Amendment effective April 1, 2017.

	FEDEX					EFFECTIVE	2012			2013
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE	EFFECTIVE SEPTEMBER 2012			EFFECTIVE July 1, 2013
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE	RATES	MONTHLY	ANNUAL	ESCALATION (3)	RATES	MONTHLY	ANNUAL

25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11 (8)	36,128	$0.1906	$0.1906	$573.83	$6,885.99	CPI OR 13%	$0.2077	$625.31	$7,503.67
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014 (10)	1,000,681	$0.1741	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A
29		N/A	COLD CHAIN STORAGE PARKING	4/1/2016 (11)	29,174	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	N/A
30		N/A	3505 TCHULAHOMA ROAD (BUILDING)	4/1/2017 (13)	38,345	$2.8500
			3505 TCHULAHOMA ROAD (IMPROVED GROUND)	4/1/2017 (13)	58,810	$0.2597
			3505 TCHULAHOMA ROAD (UNIMPROVED GROUND)	4/1/2017 (13)	64,702	$0.2077
31		N/A	3318 WINCHESTER ROAD (BUILDING)	8/1/2017 (12)	113,461	$2.8500
			3318 WINCHESTER ROAD (IMPROVED GROUND)	8/1/2017 (12)	196,782	$0.2597
			3318 WINCHESTER ROAD (UNIMPROVED GROUND)	8/1/2017 (12)	164,498	$0.2077
											Totals	$781,847.02	$9,382,164.23

	FEDEX					EFFECTIVE	2014			2015-17
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE	EFFECTIVE July 1, 2014			EFFECTIVE April 1, 2015
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL

25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11 (8)	36,128	$0.1906	$0.2077	$625.31	$7,503.67	$0.21	$625.31	$7,503.67
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	$1.4238	$4,161.06	$49,932.67	$1.42	$4,161.06	$49,932.67
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	$1.4238	$6,913.14	$82,957.71	$1.42	$6,913.14	$82,957.71
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	$1.4238	$13,918.36	$167,020.28	$1.42	$13,918.36	$167,020.28
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014 (10)	1,000,681	$0.1741	$0.1741	$14,518.21	$174,218.56	$0.17	$14,518.21	$174,218.56
29		N/A	COLD CHAIN STORAGE PARKING	4/1/2016 (11)	29,174	$0.2077				$0.2077	$504.95	$6,059.44
30		N/A	3505 TCHULAHOMA ROAD (BUILDING)	4/1/2017 (13)	38,345	$2.8500				$2.8500	$9,106.94	$109,283.25
			3505 TCHULAHOMA ROAD (IMPROVED GROUND)	4/1/2017 (13)	58,810	$0.2597				$0.2597	$1,272.75	$15,272.96
			3505 TCHULAHOMA ROAD (UNIMPROVED GROUND)	4/1/2017 (13)	64,702	$0.2077				$0.2077	$1,119.88	$13,438.61
31		N/A	3318 WINCHESTER ROAD (BUILDING)	8/1/2017 (12)	113,461	$2.8500				$2.8500	$26,946.99	$323,363.85
			3318 WINCHESTER ROAD (IMPROVED GROUND)	8/1/2017 (12)	196,782	$0.2597				$0.2597	$4,258.69	$51,104.29
			3318 WINCHESTER ROAD (UNIMPROVED GROUND)	8/1/2017 (12)	164,498	$0.2077				$0.2077	$2,847.19	$34,166.23
								$822,174.25	$9,866,090.99	Totals	$865,451.42	$10,385,416.96

Note 1:

(a) Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.

(b) As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c) As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.

Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.

Note 8: In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906

Note 9: In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)

Note 10: Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease

Note 11: Parcel 29 adds the lot used for Cold Chain Storage Parking effective April 1, 2015 and should be added.

Note 12: Parcel 30 adds the office building and warehouse at 3505 Tchulahoma Road effective April 1, 2017. Rent will begin to accrue on the earlier of the Parcel 30 Substantial Completion Date or April 1, 2018.

Note 13: Parcel 31 adds the maintenance facility at 3318 Winchester Road effective September 1, 2017. Rent will begin to accrue on the earlier of the Parcel 31 Substantial Completion Date or September 1, 2018.

RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
IMPROVED GROUND	$0.2383	$0.2597

UNIMPROVED GROUND	$0.1906	$0.2077

EXHIBIT B

Parcel 30 Legal Description

Parcel 30

3505 Tchulahoma Road, Memphis, TN

Description of a 3.1746 acre lease containment are identified as Parcel 30 and being a part of the Memphis-Shelby County Airport Authority property as recorded in Instrument 0911534 in the Shelby County Register’s Office and located on the west side of Tchulahoma Road.

Commencing at the intersection of the north line of Winchester Road (having a 99 foot Right-of-Way) and the west line of Tchulahoma Road (having a 106 foot Right-of-Way),

Thence northeastwardly along the west Right of Way of Tchulahoma Road, North 8 degrees 20 minutes 13 seconds East, a distance of 297.3 feet to the northeast corner of Winchester Road 3340 Center LLC Property as recorded in Instrument 10118123 and the southeast corner of Parcel 31 of the Memphis- Shelby County Airport Authority as recorded in Instrument 0911534,

Thence northeastwardly along the west Right-of-Way of Tchulahoma Road, North 8 degrees, 20 minutes, 13 seconds East, a distance of 144.31 feet to a point of curvature in the west Right-of-Way of Tchulahoma Road,

Thence along said curve to the right having a radius of 1,272.75 feet, a chord bearing of North 13 degrees 38 minutes 56 seconds West with a cord distance of 231.04 feet and an arc length of 231.36 to a point of tangency,

Thence northeastwardly along the west Right-of-Way of Tchulahoma Road, North 18 degrees 47 minutes 42 seconds East, a distance of 37.86 feet to the TRUE POINT OF BEGINNING of the following Parcel 30 and the northeast corner of Parcel 31 being part of the Memphis-Shelby County Airport Authority as recorded in Instrument 0911534,

Thence northwestwardly along the common line of Parcels 30 &31, North 86 degrees 24 minutes 01 seconds West, a distance of 300.04 feet to an angle corner,

Thence continuing along said common line, the following courses:

Thence South 89 degrees 47 minutes 54 seconds West, a distance of 9.09 feet,

Thence South 73 degrees 28 minutes 43 seconds West, a distance of 11.27 feet,

Thence South 62 degrees 18 minutes 10 seconds West, a distance of 9.95 feet,

Thence South 72 degrees 02 minutes 49 seconds West, a distance of 9.63 feet,

Thence North 88 degrees 45 minutes 05 seconds West, a distance of 9.82 feet,

Thence North 84 degrees 24 minutes 38 seconds West, a distance of 11.20 feet,

Thence North 88 degrees 14 minutes 50 seconds West, a distance of 11.77 feet,

Thence North 89 degrees 09 minutes 14 seconds West, a distance of 22.82 feet,

Thence North 4 degrees 17 minutes 45 seconds East, a distance of 51.00 feet,

Thence North 85 degrees 42 minutes 15 seconds West, a distance of 147.00 feet,

Thence North 40 degrees 34 minutes 04 seconds West, a distance of 151.42 feet,

Thence North 48 degrees 54 minutes 46 seconds East, a distance of 96.20 feet,

Thence North 41 degrees 05 minutes 14 seconds West, a distance of 50.60 feet,

Thence North 43 degrees 24 minutes 40 seconds East, a distance of 95.18 feet to a point of curvature,

Thence along said curve to the right having a radius of 22.53 feet, a chord bearing of North 40 degrees 12 minutes 02 seconds West with a chord distance of 32.19 feet and an arc length of 35.86 and a chord length of 32.19 feet to a point of tangency,

Thence North 5 degrees 23 minutes 08 seconds East, a distance of 18.06 to the northwest corner of said Parcel 30 and the northeast corner of Parcel 31,

Thence continuing along the north line of Parcel 31, the following courses:

Thence South 84 degrees 39 minutes 46 seconds East, a distance of 33.94 feet,

Thence South 2 degrees 59 minutes 45 seconds West, a distance of 22.56 feet,

Thence South 85 degrees 44 minutes 35 seconds East, a distance of 126.84 feet,

Thence South 4 degrees 20 minutes 09 seconds, West, a distance of 147.32 feet,

Thence South 85 degrees 42 minutes 45 seconds East, a distance of 464.01 feet to the northeast corner of Parcel 30 located in the west Right-of-Way line of Tchulahoma Road,

Thence southwestwardly South 18 degrees 47 minutes 42 seconds West, a distance of 192.91 feet to the southeast corner of Parcel 30 and the northeast corner of Parcel 31 and the TRUE POINT OF BEGINNING and containing 3.1746 acres by calculation.

Parcel 31 Legal Description

Parcel 31

3318 Winchester Road, Memphis, TN

Description of a 10.7955 acre lease containment area identified as Parcel 31 and being a part of the Memphis-Shelby County Airport Authority property as recorded in Instrument 0911534 in the Shelby County Register’s Office and located on the west side of Tchulahoma Road.

Commencing at the intersection of the north line of Winchester Road with a 99 foot wide Right-of-Way and the west line of Tchulahoma Road with a 106 foot Right-of-Way,

Thence northeastwardly along the west Right-of-Way of Tchulahoma Road, North 8 degrees 20 minutes 13 seconds East, a distance of 297.3 feet to the southeast corner of Parcel 31, also being the northeast corner of the Winchester Road 3340 Center LLC Property as recorded in Instrument 10118123, and being the TRUE POINT of BEGINNING of the following lease area,

Thence northwestwardly along the north line of the Winchester Road 3340 Center LLC Property as recorded in Instrument 10118123, also being a re-entrant line of Parcel 31, North 83 degrees 03 minutes 43 seconds West, being south and parallel to an existing chain link fence, a call and measure of 189.70 feet to the northwest corner of the distance of the Winchester Road 3340 Center LLC Property also an interior corner of Parcel 31,

Thence southwestwardly along the west line of the Winchester Road 3340 Center LLC Property, also an interior line of Parcel 31, South 8 degrees 20 minutes 33 seconds West, along the general alignment of a chain link fence, a distance of 209.60 feet to @ a fence post being the southwest corner of the Winchester Road 3340 Center LLC Property and the southernmost southeast corner of Parcel 31 located in the north Right-of-Way line of Winchester Road having a 99 foot wide Right-of-Way,

Thence northwestwardly along the north Right-of-Way line of Winchester Road @ the back of walk, North 86 degrees 29 minutes 40 seconds West, a distance of 444.47 to @ a fence point being the southwest corner of Parcel 31,

Thence northeastwardly along the interior line of Parcel 31, North 85 degrees 49 minutes 47 seconds West, along the general alignment of a chain link fence, a distance of 193.24 feet to the westernmost southwest corner of Parcel 31,

Thence northeastwardly along a west line of Parcel 31, North 4 degrees 5 minutes 7 seconds East, being east and @ parallel to a chain link fence, a distance of 167.53 feet to an exterior corner of Parcel 31,

Thence southeastwardly along an interior line of Parcel 31, South 85 degrees 54 minutes 53 seconds East along an interior line being south and @ parallel to a chain link fence, a distance of 113.85 feet to an interior corner of Parcel 31,

Thence northeastwardly along a west line of Parcel 31, North 4 degrees 6 minutes 13 seconds East, being east and @ parallel to a chain link fence, a distance of 195.00 feet to an exterior corner of Parcel 31,

Thence southeastwardly along a re-entrant line of Parcel 31, South 85 degrees 53 minutes 47 seconds East, a distance of 8.00 feet to an interior corner of Parcel 31,

Thence northwestwardly along an exterior line of Parcel 31, North 40 degrees 17 minutes 27 seconds West, a distance of 47.05 feet to an angle corner or Parcel 31,

Thence northeastwardly along an interior line of Parcel 31, North 49 degrees 14 minutes 44 seconds East, along the general alignment of a chain link fence, a distance of 281.11 feet to a fence post being an angle corner or Parcel 31,

Thence northeastwardly along a west line of Parcel 31, North 22 degrees 41 minutes 44 seconds East, being east and @ parallel to a chain link fence, a distance of 24.23 feet to a fence post at a gate being an angle corner of Parcel 31,

Thence southeastwardly along a north line of Parcel 31, South 86 degrees 22 minutes 14 seconds East, across a gate, a distance of 36.66 feet to an exterior corner of Parcel 31 and being a common corner with Parcel 30,

The following courses are a common lease line between Parcel 31 and Parcel 30,

Thence South 5 degrees 23 minutes 8 seconds West, a distance of 18.06 feet to a point of a curve,

Thence along a curve to the left having a radius of 22.563 feet and an arc length of 35.86 feet on a chord bearing of South 40 degrees 12 minutes 02 seconds East, a chord distance of 32.19 to a point of tangency,

Thence South 43 degrees 24 minutes 40 seconds West, a distance of 95.18 feet to an angle point,

Thence South 41 degrees 05 minutes 14 seconds East, a distance of 50.60 feet to an angle point,

Thence South 48 degrees 54 minutes 46 seconds West, a distance of 96.20 feet to an angle point,

Thence South 40 degrees 34 minutes 04 seconds East, a distance of 151.42 feet to an angle point,

Thence South 85 degrees 42 minutes 15 seconds East, a distance of 147.00 feet to an angle point,

Thence South 04 degrees 17 minutes 45 seconds West, a distance of 51.00 feet to an angle point,

Thence North 89 degrees 09 minutes 14 seconds East, a distance of 22.82 feet to an angle point,

Thence South 88 degrees 14 minutes 50 seconds East, a distance of 11.77 feet to an angle point,

Thence South 84 degrees 24 minutes 38 seconds East, a distance of 11.20 feet to an angle point,

Thence South 88 degrees 45 minutes 05 seconds East, a distance of 9.82 feet to an angle point,

Thence North 72 degrees 02 minutes 49 seconds East, a distance of 9.63 feet to an angle point,

Thence North 62 degrees 18 minutes 10 seconds East, a distance of 9.96 feet to an angle point,

Thence North 73 degrees 28 minutes 43 seconds East, a distance of 11.27 feet to an angle point,

Thence North 89 degrees 47 minutes 54 seconds East, a distance of 9.09 feet to an angle point,

Thence South 86 degrees 24 minutes 01 seconds East, a distance of 300.04 feet to the northeast corner of Parcel 31 located in the west Right-of-Way line of Tchulahoma Road with a 106 foot Right-of-Way,

Thence southwestwardly along said Right-of-Way, South 18 degrees 47 minutes 42 seconds West, a distance of 37.86 feet to a point of curve,

Thence southwestwardly along a curve to the left having a radius of 1272.75 feet, an arc length of 231.36 feet, a chord bearing of South 13 degrees 38 minutes 57 seconds West and a chord distance of 231.04 feet to a point of tangency,

Thence southwestwardly along said Right-of-Way, South 08 degrees 20 minutes 13 seconds West, a distance of 144.31 feet to the point of beginning and containing approximately 10.7955 acres by calculation.

EXHIBIT “C”

Parcel 30 - 3505 Tchulahoma Road, Memphis, TN

A.	Fixtures that will remain:

1.	Lockers

2.	Ventilation equipment

3.	Cages in room AD-22

4.	Aircraft lights in the front lobby

5.	All fixtures with millwork

6.	Backup generator

B.	Authority will remove the following property from the building prior to occupancy:

1.	MSCAA IT servers

2.	All racking from the parts warehouse, storage warehouse, chemical storage and tire storage.

3.	Electrical reels under building canopy

Parcel 31 - 3318 Winchester Road, Memphis, TN

A.	Fixtures that will remain:

1.	Lockers

2.	(3) bridge cranes

3.	Sprinkler system air compressors

4.	Vehicle exhaust fan systems

5.	Sinks

6.	Paint Booth

7.	Cabinets in dark room

8.	All structural steel mezzanines

9.	(1) chain link cage

10.	Break room divider partition

11.	All fixtures with millwork

12.	Backup generator

B.	The following property will be removed by Authority prior to occupancy:

1.	Info and marker boards

2.	Bunk Beds

3.	Work Tables

4.	(1) chain link cage

5.	Floor lifts

6.	Grease reels

7.	Pressure washers (portable)

8.	Pressure washers with reels and wands

9.	Welding curtains

10.	Personnel fans

11.	Air compressors

12.	Vacuum system

13.	Above ground oil tanks

14.	Security cameras

15.	Miscellaneous equipment to include furniture, tables, chairs, cubes, refrigerators, stoves, shelves, microwaves and conference room tables

16.	Electrical reels under building canopy.

EXHIBIT “D”

Improvement by Tenant prior to occupancy of 3505 Tchulahoma Road, Memphis, TN:

1.	Installation of a 6’ high chain link fence along the boundary of the leased area as shown in EXHIBIT “B”.

Improvements by Authority prior to occupancy of 3318 Winchester Road, Memphis, TN:

1.	Remove all fuel underground storage tanks (UST’s)

2.	Remove fueling building, canopy and fueling island.

3.	Remove all deice tanks and associated equipment.

4.	Remove all metal storage buildings with the exception of the chemical storage building (2264 square feet).

5.	Remove portable buildings and a small canopy (506 square feet).

6.	Repave the areas affected by the UST removal.

7.	Closure-in-place of Used oil tank (under floor).

Definitions:

The term “Permanent Closure” when used in this Amendment shall mean either (i) Removal: the tank, piping, and vent line are pulled from the ground in compliance with Environmental Laws; or (ii) Closure-in-place: the tank and piping are filled with an inert solid material and left in the ground in compliance with Environmental Laws.

The term “Underground storage tank” or “UST” when used in this Amendment shall mean any one or combination of tanks (including underground pipes connected thereto) that is used to contain an accumulation of Hazardous Substances, and the volume of which (including the volume of underground pipes connected thereto) is ten percent (10%) or more beneath the surface of the ground.

The term “UST system” when used in this Amendment shall mean an underground storage tank, connected underground piping, underground ancillary equipment, and containment system, if any.